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                                  EXHIBIT 10.4


                      AMENDMENT TO 1992 STOCK OPTION PLAN


  This amendment to the Capital Bancorp 1992 Stock Option Plan is made effective this 25th day of January, 1996.

                              W I T N E S S E T H:

  WHEREAS, effective as of May 27, 1992, Capital Bancorp (the"Company") adopted the Capital Bancorp 1992 Stock Option Plan (the "Plan"); and

  WHEREAS, the Board of Directors of the Company has adopted resolutions at its meetings of November 30, 1995 and January 25, 1996 which amend the Plan, pursuant to Section 19, to bring it in to compliance with Rule 16b-3 of the Securities Exchange Act of 1934.

  NOW, THEREFORE, the Plan is hereby amended as follows:

1. Section 2(b) of the Plan is hereby amended by deleting the definition of the term "Committee" and substituting in lieu thereof the following:

     (b) "Committee" shall mean a committee of at least two members of the Board who are disinterested as such term is defined in Rule 16b-3 of the Securities Exchange Act of 1934, as amended, and Section 162(m) of the Internal Revenue Code of 1986, as amended.

2.     Section 5 of the Plan is hereby amended by adding the following section:

     (d) No Optionee shall be eligible to receive options to purchase an aggregate of more than 562,500 Shares during the term of the Plan.

3.     Section 5 of the Plan is hereby amended by adding the following section:

     (e) Members of the Committee shall only be granted options under the Plan pursuant to the following formula:

      Each member of the Committee shall be granted, on an annual basis, options to purchase 4,000 Shares, plus an additional 1,000 shares if the Company makes or exceeds 75% of its financial plan.

4. Except as otherwise specifically amended hereunder, all other terms and conditions of the Plan shall remain in full force and effect. Unless otherwise expressly stated herein to the contrary, all capitalized terms used herein shall have the meanings ascribed to them in the Plan.


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